UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

A. O. Smith Corporation (the “Company”) hereby amends Item 9.01 of the Company’s Current Report on Form 8-K dated August 26, 2011, reporting the Company’s acquisition of Lochinvar Corporation (“Lochinvar”) to include the requisite historical financial statements of Lochinvar and pro forma financial statements of the Company. The complete text of Item 9.01 as amended is as follows:

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements of Lochinvar are filed herewith as Exhibits 99.2 and 99.3 and are incorporated herein by reference:

As of November 28, 2010, and for the year ended November 28, 2010.

•	Independent Auditors’ Report

•	Balance Sheet

•	Statement of Operations

•	Statement of Changes in Stockholders’ Equity

•	Statement of Cash Flows

•	Notes to Financial Statements

As of August 27, 2011 and August 28, 2010, and for nine month periods then ended.

•	Unaudited Condensed Statements of Earnings

•	Unaudited Condensed Balance Sheets

•	Unaudited Condensed Statements of Cash Flows

•	Unaudited Notes to Financial Statements

(b) Pro Forma financial information.

The following pro forma financial statements of the company are filed herewith as Exhibit 99.4 and are incorporated herein by reference:

•	Unaudited Pro Forma Statement of Earnings for the year ended December 31, 2010 and nine months ended September 30, 2011, and related notes.

(d) Exhibits

The following exhibits are being filed herewith:

2.1	Stock Purchase Agreement, dated as of July 18, 2011, by and among A. O. Smith Corporation, the shareholders of Lochinvar Corporation and Lochinvar Limited, and William L. Vallett, Jr. as Sellers’ Representative (incorporated by reference to the Company’s Current Report on Form 8-K dated July 18, 2011 (Commission File No. 1-475)).*

99.1	A. O. Smith Corporation News Release, dated August 26, 2011.**

99.2	Financial Statements of Lochinvar Corporation as of November 28, 2010, and for the year ended November 28, 2010.

99.3	Financial Statements of Lochinvar Corporation as of August 27, 2011 and August 28, 2010, and for each of the nine month periods then ended.

99.4	Unaudited Pro Forma Financial Information of A. O. Smith Corporation for the year ended December 31, 2010 and nine months ended September 30, 2011, and related notes.

*	Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

By:	/s/ John J. Kita
John J. Kita Executive Vice President and Chief Financial Officer

Date: November 14, 2011

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K/A Dated August 26, 2011

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of July 18, 2011, by and among A. O. Smith Corporation, the shareholders of Lochinvar Corporation and Lochinvar Limited, and William L. Vallett, Jr., as Sellers’ Representative (incorporated by reference to the Company’s Current Report on Form 8-K dated July 18, 2011 (Commission File No. 1-475)). *

99.1	A. O. Smith Corporation News Release, dated August 26, 2011.**

99.2	Financial Statements of Lochinvar Corporation as of November 28, 2010, and for the year ended November 28, 2010.

99.3	Financial Statements of Lochinvar Corporation as of August 27, 2011 and August 28, 2010, and for each of the nine month periods then ended.

99.4	Unaudited Pro Forma Financial Information of A. O. Smith Corporation for the year ended December 31, 2010 and nine months ended September 30, 2011, and related notes.

*	Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
**	Previously filed.